UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

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TELANETIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51995	77-0622733
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6197 Cornerstone Court E, Suite 108 San Diego, California 92121
(Address of principal executive offices)

(858) 362-2250
(Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On November 14, 2007, Telanetix, Inc., issued a press release reporting its preliminary financial results for the quarter ended September 30, 2007, a copy of which is furnished as Exhibit 99.1 to this report.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
99.1	Press release issued on November 14, 2007 reporting financial results for the quarter ended September 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELANETIX, INC.

Dated: November 14, 2007	By:	/s/ Thomas A. Szabo
Thomas A. Szabo
Chief Executive Officer